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                                                                   EXHIBIT 10.24

                       AMENDMENT TO EMPLOYMENT AGREEMENT



          THIS AGREEMENT, made as of the 10th day of October, 1996, by and between POPPE TYSON, INC., a Delaware corporation with principal offices at 40 West 23rd Street, New York, New York (the "Company"), and STEVEN M. BLONDY, an employee of the Company, residing at 46 East Lane, Madison, New Jersey 07940 (the "Executive"):

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and the Executive have entered in an employment agreement dated as of May 15, 1996 (the "Employment Agreement"); and

          WHEREAS, the Employment Agreement, for several purposes, refers to a stock option which was granted by agreement between the Company and the Executive dated as of May 15, 1996, which stock option was amended and restated by agreement dated as of July 16, 1996, and which stock option was further amended by agreement dated as of the date hereof (the "Original Stock Option"); and

          WHEREAS, contemporaneously herewith, the Company is granting to the Executive an additional stock option by agreement dated as of the date hereof (the "Supplemental Stock Option"); and

          WHEREAS, the parties hereto desire that the Employment Agreement be amended so that all references therein to the "Stock Option" shall be read as referring to both the Original Stock Option and the Supplemental Stock Option and that references therein to the "Stock Option Agreement" shall be read as referring to both the agreement for the Original Stock Option (the "Original Stock Option Agreement") and the agreement for the Supplemental Stock Option (the "Supplemental Stock Option Agreement").

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:

          1. All references in the Employment Agreement to the "Stock Option" shall be read as referring to both the Original Stock Option and the Supplemental Stock Option.

          2. All references in the Employment Agreement to the "Stock Option Agreement" shall be read as referring
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     to both the Original Stock Option Agreement and the Supplemental Stock
     Option Agreement.

          IN WITNESS WHEREOF, the Company and the Executive have entered into this Agreement as of the day and year first above written.


                              POPPE TYSON, INC.



                              By: _________________________
                              Name:
                              Title:


                              _____________________________
                               Steven M. Blondy

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